UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 11, 2011

XO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30900	54-1983517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13865 Sunrise Valley Drive
Herndon, Virginia 20171
(Address of Principal Executive Offices)
(703) 547-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 11, 2011, XO Holdings, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with ACF Industries Holding Corp., a Delaware corporation (“ACF”), Arnos Corp., a Delaware corporation (“Arnos”), Arnos Sub Corp., a Delaware corporation (“Arnos Sub”), High River Limited Partnership, a Delaware limited partnership (“High River”), Barberry Corp., a Delaware corporation (“Barberry”, and together with, ACF, Arnos, Arnos Sub and High River, collectively, the “Parent Group”), and XO Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent Group (“Merger Sub”). Each member of Parent Group and Merger Sub are affiliates of Carl C. Icahn, the Chairman of the Company’s Board of Directors and beneficial owner of approximately 91.76% of the combined voting power of the Company’s outstanding shares of capital stock consisting of his beneficial ownership of 113,410,769 shares of the 182,075,165 outstanding shares of the Company’s common stock, par value $0.01 (the "Company Common Stock") and 100% of the outstanding shares of the Class B and Class C preferred stock.

Pursuant to the terms of the Merger Agreement, at the effective time of the merger (the "Effective Time"), Merger Sub will be merged into the Company and the Company will become a wholly-owned subsidiary of Parent Group (the “Merger”).  At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares owned by the Parent Group (ii) shares held in treasury of the Company and (iii) shares in respect of which appraisal rights have been properly exercised under Delaware law) will be canceled and will be automatically converted into the right to receive $1.40 in cash without interest plus a non-transferable, uncertificated contract right to receive a pro rata share of certain proceeds received by Parent Group or its affiliates in certain circumstances if Parent Group or its affiliates should sell or agree to sell XO Holdings or its assets within one year of the date of execution of the Merger Agreement (the "Merger Consideration").

Each of the Company, the Parent Group and Merger Sub has made limited representations and warranties to each other in the Merger Agreement. The Merger, which is currently expected to close before the end of the third quarter 2011, is subject to limited closing conditions consisting of (i) the absence of any order or injunction prohibiting the consummation of the Merger and (ii) distribution of an Information Statement to the Company’s shareholders other than the Parent Group. The Merger Agreement may be terminated by (i) mutual agreement of the parties and (ii) by either party if (x) the merger is not consummated by December 1, 2011 or (y) a final law or order prohibits the consummation of the Merger.

Affiliates of Carl C. Icahn that control over 90% of the votes entitled to be voted for adoption of the Merger Agreement have taken action by written consent dated July 11, 2011 to adopt the Merger Agreement in accordance with the General Corporation Law of the State of Delaware.  Stockholders of the Company will not be asked to vote on the transaction.  The Company will file a Schedule 14C information statement with the Securities and Exchange Commission (“SEC”) which is expected to be mailed within the next two weeks to shareholders of record as of July 11, 2011.

The Merger Agreement was negotiated on behalf of the Company by a special committee formed by the Board of Directors (the "Special Committee"). The Board of Directors of the Company, acting upon the unanimous recommendation of the Special Committee, approved the Merger Agreement and determined that the Merger Agreement and the Merger are advisable, fair to and in the best interest of the Company and its stockholders other than the Parent Group.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the Parent Group. In particular, representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and should not be relied upon by any investor in the Company, nor should any investor rely upon any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Parent Group, Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors or may have been used for purposes of allocating risk among the Company, the Parent Group and Merger Sub rather than establishing matters of fact.

Additional Information and Where to Find It

The Company will file an information statement with the Securities and Exchange Commission (the "SEC") in connection with the proposed merger with Merger Sub, pursuant to which the Company will be acquired by the Parent Group. Certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a copy of the information statement. These documents will be filed with or furnished to the SEC as soon as practical. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARENT GROUP, THE COMPANY, THE PROPOSED MERGER AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED MERGER AND RELATED MATTERS. In addition to receiving the information statement by mail, stockholders also will be able to obtain the document, as well as other filings containing information about the Company, the proposed merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at XO Holdings, Inc., 13865 Sunrise Valley Drive, Herndon, VA 20171, Attention: Investor Relations, telephone: (703) 547-2000.

Note on Forward-Looking Statements

This filing may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Such statements include, among others, those concerning expected benefits and costs of the proposed Merger; management plans relating to the Merger; the expected timing of the completion of the Merger; the parties’ ability to complete the Merger considering the various closing conditions, including any conditions related to regulatory approvals, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements can be identified by the use of forward-looking terminology such as ‘will,’ ‘believes,’ ‘expects’ or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this press release. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see our most recent Annual Report on Form 10-K filed with the SEC, and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC’s electronic data gathering analysis retrieval system at http://www.sec.gov.

Item 8.01. Other Events

On July 12, 2011, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

          (d) Exhibits:

Exhibit
Number	Description

2.1	Merger Agreement, dated as of July 11, 2011 between Parent Group, Merger Sub and the Company.

99.1	Press Release issued by the Company on July 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Laura W. Thomas
	Name:	Laura W. Thomas
	Title:	Senior Vice President and Chief Financial Officer
Date: July 12, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement, dated as of July 11, 2011 between Parent Group, Merger Sub and the Company.

99.1	Press Release issued by the Company on July 12, 2011.